DISCO Announces Third Quarter 2021 Financial Results

Total Revenue of $29.9 Million, an Increase of 67% Versus Prior Year

AUSTIN, Texas - November 9, 2021 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its third quarter ended September 30, 2021.

“Our third quarter was one of the best quarters in DISCO history. In the third quarter, revenue was up 67% year-over-year driven by our strategic focus to serve the needs of our clients to increase productivity and efficiency,” said Kiwi Camara, CEO of DISCO. “This past quarter further illustrates our ability to disrupt the legal technology industry.”

Third Quarter 2021 Financial Highlights:

•Total revenue was $29.9 million, up 67% compared to the third quarter of 2020.
•GAAP net loss was $9.2 million, compared to $3.2 million in the third quarter of 2020.
•Adjusted EBITDA was ($7.6) million, compared to ($3.2) million in the third quarter of 2020.

Recent Business Highlights:

•Completed Secondary Public Offering: DISCO completed a secondary public offering on September 17, 2021 resulting in net proceeds of approximately $310.2 million to the selling stockholders after deducting underwriting discounts and commissions.
•Austin Business Journal Best CEO Awards 2021: Kiwi Camara, CEO of DISCO, won the public company category in the Austin Business Journal Best CEO Awards 2021.
•2021 TrustRadius Tech Cares Award: DISCO received a 2021 Tech Cares Award from TrustRadius, recognizing companies with strong corporate social responsibility programs.

Fourth Quarter and Full Year 2021 Financial Outlook

As of November 9, 2021, DISCO is issuing the following outlook for the fourth quarter of 2021 and fiscal year 2021:

Fourth quarter of 2021:

•Revenue in the range of $28.2 - $28.8 million, representing year-over-year growth between 47% and 50%.
•Adjusted EBITDA in the range of ($10.0) - ($9.0) million.

Fiscal year 2021:

•Revenue in the range of $108.7 - $109.3 million, representing year-over-year growth between 59% and 60%.
•Adjusted EBITDA in the range of ($21.1) - ($20.1) million.

DISCO’s fourth quarter and 2021 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to the most directly comparable GAAP measure is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 5:00 p.m. CT (6:00 p.m. ET) today, November 9, 2021, to discuss its third quarter 2021 financial results and business highlights. The conference call can be accessed by dialing (833) 989-2979 from the United States or +1 (236) 714-3974 internationally with conference ID 2388156. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Tuesday, November 30, 2021, a telephone replay will be available by dialing (800) 585-8367 from the United States, +1 (416) 621-4642 internationally with conference ID 2388156. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO”, the “Company,” “our,” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Early Lock-up Release

A partial early lock-up release will occur immediately prior to the opening of trading on November 15, 2021, pursuant to the terms of the lock-up agreements entered into by DISCO’s directors, executive officers, the selling stockholder and other stockholders with the underwriters of DISCO’s initial public offering.

Pursuant to the lock-up agreements, the lock-up restrictions automatically end with respect to 25% of certain securities owned by the applicable holder as of July 20, 2021 if a certain price and other conditions are met on or after October 18, 2021; provided that if DISCO is in a standard quarterly trading blackout period at the time such conditions are satisfied, such lock-up restrictions will instead be removed immediately prior to the opening of trading on the second trading day that DISCO is no longer in a blackout period, which day is November 15, 2021. The shares of common stock sold in connection with the secondary public offering by certain of our directors, officers, and stockholders in September 2021 will be deducted from the number of shares that could otherwise be sold by each such stockholder under the early lock-up release. The conditions for early release were satisfied on October 18, 2021 and as a result, the lock-up period will end with respect to approximately 6.6 million shares of common stock. The lock-up restrictions will continue to apply with respect to all remaining securities subject to the lock-up agreements.

The transfer agent and registrar for DISCO’s common stock is American Stock Transfer & Trust Company, LLC.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP sales and marketing expense; non-GAAP general and administrative expense; non-GAAP loss from operations; non-GAAP net loss attributable to common stockholders; and non-GAAP net loss attributable to common stockholders per share (basic and diluted). Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA, DISCO adjusts net loss for such items as depreciation and amortization expense, provision for income taxes, interest and other, net, stock-based compensation expense, refund of sales and use taxes related to sales tax in prior periods and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, and non-GAAP operating expenses (research and development expense, sales and marketing, general and administrative), DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP loss from operations, non-GAAP net loss attributable to common stockholders, and non-GAAP net loss attributable to common stockholders per share, DISCO adjusts the respective GAAP balances for stock-based compensation expense and refund of sales and use taxes related to sales tax in prior periods.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning DISCO's financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses, (ii) our limited operating history, (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) DISCO’s ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which it operates; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) general market, political, economic, and business conditions; and (xv) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on September 3, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
Lee Robinson
DISCO Investor Relations
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$258,478	$58,569
Accounts receivable, net	23,180	12,912
Other current assets	6,558	1,364
Total current assets	288,216	72,845
Property and equipment, net	4,947	3,873
Operating lease right-of-use assets	1,115	1,850
Other assets	534	539
Total assets	$294,812	$79,107
Liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,953	$3,588
Accrued expenses	3,244	641
Accrued salary and benefits	6,775	5,240
Deferred revenue	1,575	1,642
Operating leases	1,059	1,018
Finance lease	117	112
Total current liabilities	20,723	12,241
Operating lease, non-current	91	890
Finance lease, non-current	10	99
Total liabilities	20,824	13,230
Commitments and contingencies
Redeemable convertible preferred stock $0.005 par value, issuable in Series A-F zero and 178,967 shares authorized as of September 30, 2021 and December 31, 2020, respectively; no shares issued and outstanding as of September 30, 2021 and 35,793 shares issued and outstanding as of December 31, 2020; no aggregate liquidation preference as of September 30, 2021 and $161,134 aggregate liquidation preference as of December 31, 2020	—	160,800
Stockholders’ equity (deficit)
Preferred stock $0.005 par value, 100,000 and zero shares authorized, as of September 30, 2021 and December 31, 2020, respectively; no shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Common stock $0.005 par value, 1,000,000 and 277,406 shares authorized as of September 30, 2021 and December 31, 2020, respectively; 57,557 and 13,533 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	288	68
Additional paid-in capital	392,056	8,129
Accumulated deficit	(118,356)	(103,120)
Total stockholders’ equity (deficit)	273,988	(94,923)
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity (deficit)	$294,812	$79,107

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$29,854	$17,863	$80,533	$49,258
Cost of revenue	7,829	5,522	22,312	15,102
Gross profit	22,025	12,341	58,221	34,156
Operating expenses:
Research and development	9,652	6,227	23,775	20,645
Sales and marketing	13,168	7,182	31,876	23,674
General and administrative	8,270	3,030	17,451	10,432
Refund of sales and use taxes	—	(1,057)	—	(1,057)
Total operating expenses	31,090	15,382	73,102	53,694
Loss from operations	(9,065)	(3,041)	(14,881)	(19,538)
Other income (expense)
Interest and other income	40	55	74	133
Interest and other expense	(169)	(170)	(319)	(419)
Loss from operations before income taxes	(9,194)	(3,156)	(15,126)	(19,824)
Income tax provision	(31)	(13)	(110)	(58)
Net loss	$(9,225)	$(3,169)	$(15,236)	$(19,882)
Less accretion of redeemable convertible preferred stock	(5)	(22)	(56)	(67)
Net loss attributable to common stockholders	$(9,230)	$(3,191)	$(15,292)	$(19,949)
Net loss per share attributable to common stockholders, basic and diluted	$(0.19)	$(0.24)	$(0.61)	$(1.52)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	47,712	13,182	25,038	13,134

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2021	2020
Cash flow from operating activities:
Net loss	$(15,236)	$(19,882)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,254	1,214
Stock-based compensation	2,508	1,498
Charge to allowance for credit losses	517	326
Non-cash operating lease costs	735	1,087
Non-cash interest	63	27
Changes in operating assets and liabilities:
Accounts receivable	(10,786)	(2,908)
Other current assets	(4,391)	123
Other long-term assets	(40)	12
Accounts payable	3,829	1,283
Accrued expenses and other	3,578	995
Deferred revenue	(67)	(317)
Operating lease liabilities	(758)	(1,158)
Net cash used in operating activities	(18,794)	(17,700)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(2,335)	(1,387)
Net cash used in investing activities	(2,335)	(1,387)
Cash flow from financing activities:
Proceeds from debt	—	23,302
Repayment of debt	—	(6,302)
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	219,819	—
Proceeds from exercise of stock options	1,598	279
Net proceeds from the issuance of redeemable convertible preferred stock	—	56,936
Repurchase of common stock related to net share settlement	(296)	(85)
Principal payments on finance lease obligations	(83)	(79)
Net cash provided by financing activities	221,038	74,051
Net increase in cash:	199,909	54,964
Cash & cash equivalents at beginning of period	58,569	23,224
Cash & cash equivalents at end of period	$258,478	$78,188
Supplemental disclosure:
Cash paid for interest	$66	$312
Cash paid for taxes	64	70
Non-cash investing and financing activities:
Accretion of preferred stock to redemption value	$56	$67
Conversion of preferred stock to common stock upon initial public offering	160,857	—
Costs related to initial public offering included in accounts payable and accrued liabilities	292	—

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss	$(9,225)	$(3,169)	$(15,236)	$(19,882)
Depreciation and amortization expense	424	415	1,254	1,214
Provision for income taxes	31	13	110	58
Interest and other, net	129	115	245	286
Stock-based compensation expense	1,054	506	2,508	1,498
Refund of sales and use taxes	—	(1,057)	—	(1,057)
Adjusted EBITDA	$(7,587)	$(3,177)	$(11,119)	$(17,883)
Adjusted EBITDA margin	(25)%	(18)%	(14)%	(36)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue	$7,829	$5,522	$22,312	$15,102
Non-GAAP adjustments:
Stock-based compensation expense	(10)	(7)	(28)	(20)
Non-GAAP cost of revenue	$7,819	$5,515	$22,284	$15,082
Non-GAAP gross profit	$22,035	$12,348	$58,249	$34,176
Non-GAAP gross margin	74%	69%	72%	69%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Research and development	$9,652	$6,227	$23,775	$20,645
Non-GAAP adjustments:
Stock-based compensation expense	(301)	(217)	(787)	(656)
Non-GAAP research and development	$9,351	$6,010	$22,988	$19,989
Non-GAAP research and development as a % of revenue	31%	34%	29%	41%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Sales and marketing	$13,168	$7,182	$31,876	$23,674
Non-GAAP adjustments:
Stock-based compensation expense	(245)	(89)	(563)	(247)
Non-GAAP sales and marketing	$12,923	$7,093	$31,313	$23,427
Non-GAAP sales and marketing as a % of revenue	43%	40%	39%	48%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
General and administrative	$8,270	$3,030	$17,451	$10,432
Non-GAAP adjustments:
Stock-based compensation expense	(498)	(193)	(1,130)	(575)
Non-GAAP general and administrative	$7,772	$2,837	$16,321	$9,857
Non-GAAP general and administrative as a % of revenue	26%	16%	20%	20%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Loss from operations	$(9,065)	$(3,041)	$(14,881)	$(19,538)
Operating margin	(30)%	(17)%	(18)%	(40)%
Non-GAAP adjustments:
Stock-based compensation expense	1,054	506	2,508	1,498
Refund of sales and use taxes	—	(1,057)	—	(1,057)
Non-GAAP loss from operations	$(8,011)	$(3,592)	$(12,373)	$(19,097)
Non-GAAP operating margin	(27)%	(20)%	(15)%	(39)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss attributable to common stockholders	$(9,230)	$(3,191)	$(15,292)	$(19,949)
Non-GAAP adjustments:
Stock-based compensation expense	1,054	506	2,508	1,498
Refund of sales and use taxes	—	(1,057)	—	(1,057)
Non-GAAP net loss attributable to common stockholders	$(8,176)	$(3,742)	$(12,784)	$(19,508)
Non-GAAP net loss per share	$(0.17)	$(0.28)	$(0.51)	$(1.49)
Weighted average shares used to compute basic and diluted net loss per share	47,712	13,182	25,038	13,134
Non-GAAP income attributable to common stockholders as a % of revenue	(27)%	(21)%	(16)%	(40)%